SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                     Horizon Financial Services Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

             [ON HORIZON FINANCIAL SERVICES CORPORATION LETTERHEAD]




                               September 25, 2001



Dear Fellow Stockholder:

On behalf of the Board of Directors and management of Horizon Financial Services Corporation, we cordially invite you to attend the Annual Meeting of Stockholders of the Company (the "Meeting"). The meeting will be held at 3:00 p.m. local time, on October 25, 2001 at the main office of the Company located at 301 First Avenue East, Oskaloosa, Iowa.

The attached Notice of Annual Meeting of Stockholders and proxy statement discuss the business to be conducted at the Meeting. We have also enclosed a copy of Horizon Financial Services Corporation's fiscal 2001 Annual Report to Stockholders. At the Meeting, we will report on our operation and outlook for the year ahead.

We encourage you to attend the Meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company the additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

Your Board of Directors and management are committed to the continued success of Horizon Financial Services Corporation and the enhancement of your investment. As Chairman of the Board, President and Chief Executive Officer, I want to express my appreciation for your confidence and support.


                                           Very truly yours,



                                           /s/ Robert W. DeCook
                                           ---------------------
                                           Robert W. DeCook
                                           Chairman of the Board,
                                           President and Chief Executive Officer

                     HORIZON FINANCIAL SERVICES CORPORATION
                              301 First Avenue East
                              Oskaloosa, Iowa 52577
                                 (515) 673-8328

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 25, 2001


         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Horizon Financial Services Corporation (the "Company") will be held at the main office of the Company located at 301 First Avenue East, Oskaloosa, Iowa, at 3:00 p.m. local time, on October 25, 2001.

         A proxy card and a proxy statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.   The election of two directors of the Company;

         2. The ratification of the appointment of KPMG LLP as auditors for the Company for the fiscal year ending June 30, 2002.

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 7, 2001 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy which is solicited on behalf of the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting.

                                           BY ORDER OF THE BOARD OF DIRECTORS




                                           /s/ Robert W. DeCook
                                           ---------------------
                                           ROBERT W. DECOOK
                                           Chairman of the Board, President and
                                           Chief Executive Officer


Oskaloosa, Iowa
September 25, 2001


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                     HORIZON FINANCIAL SERVICES CORPORATION
                              301 First Avenue East
                              Oskaloosa, Iowa 52577
                                 (515) 673-8328


                         ANNUAL MEETING OF STOCKHOLDERS

                                October 25, 2001


         This proxy statement is being furnished to you in connection with the solicitation on behalf of the Board of Directors of Horizon Financial Services Corporation (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the main office of the Company located at 301 First Avenue East, Oskaloosa, Iowa, on October 25, 2001, at 3:00 p.m. local time, and all adjournments of the Meeting. The accompanying Notice of Meeting and this proxy statement are first being mailed to stockholders on or about September 25, 2001. Certain of the information provided herein relates to Horizon Federal Savings Bank ("Horizon Federal" or the "Bank"), a wholly owned subsidiary of the Company.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors of the Company and a proposal to ratify the appointment of KPMG LLP as the Company's auditors for the fiscal year ending June 30, 2002.

Proxies and Proxy Solicitation

         If a shareholder properly executes the enclosed proxy distributed by the Company, the proxies named will vote the shares represented by that proxy at the Meeting. Where a shareholder specifies a choice, the proxy will be voted in accordance with the shareholder's instructions. If no specific direction is given, the proxies will vote the shares "FOR" the election of management's director nominees and "FOR" ratification of the appointment of KPMG LLP as auditors for the fiscal year ending June 30, 2002. Should any other matters be properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         The Company maintains an Employee Stock Ownership Plan ("ESOP") which owns approximately 8.9% of the Company's common stock. Employees of the Company and the Bank participate in the ESOP. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the trustee of the ESOP on how to vote the shares of common stock allocated to his or her account under the ESOP. If an ESOP participant properly executes the proxy distributed by the trustee of the ESOP, the ESOP trustee will vote the shares represented by that proxy at the Meeting. Where an ESOP participant specifies a choice, the proxy will be voted in accordance with the ESOP participant's instructions. If no specific direction is given, the ESOP trustee will vote the shares "FOR" the election of management's director nominees and "FOR" ratification of the appointment of KPMG LLP as auditors for the fiscal year ending June 30, 2002. If other matters are presented at the Meeting, the shares for which proxies have been received will be voted in accordance with the discretion of the proxies. The trustee of the ESOP will vote the unallocated ESOP shares in the same proportion as voted allocated shares.

         Any proxy given pursuant to this solicitation or otherwise may be revoked by the shareholder giving it at any time before it is voted by delivering to the Secretary of the Company at the above address, on or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute the revocation of a proxy.

         The Company will pay the cost of solicitation of proxies. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and employees of the Company and the Bank may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

Voting Rights; Vote Required

         Shareholders of record as of the close of business on September 7, 2001 (the "Voting Record Date"), will be entitled to one vote on each matter presented for a vote at the Meeting for each share of Common Stock then held. Such vote may be exercised in person or by a properly executed proxy as discussed above. Directors shall be elected by a plurality of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Approval of the appointment of KPMG LLP as auditors for the year ending June 30, 2002 requires the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter.

         With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals, except for the election of directors, and will be counted as present for purposes of the item on which the abstention is noted. Abstentions on the proposal to ratify KPMG LLP as the Company's auditors will have the effect of a negative vote since that proposal requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. A broker non-vote (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons as to certain proposals on which such beneficial owners or persons are entitled to vote their shares but with respect to which the brokers or nominees have no discretionary power to vote without such instructions) will have no effect on the outcome of the election of directors or ratification of auditors. Brokers who do not receive instructions from beneficial owners are entitled to vote on the election of directors and the ratification of the Company's auditors.

Voting Securities and Principal Holders Thereof

         As of the Voting Record Date, the Company had 751,462 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Company's Common Stock and
(ii) all directors and officers as a group. See "Proposal I - Election of Directors" for information regarding share ownership of the Company's directors.

                                                                             Shares          Percent
                                                                          Beneficially          of
                                  Beneficial Owner                            Owned           Class

Horizon Financial Services Corporation Employee                              66,999             8.9%
  Stock Ownership Plan (1)
301 First Avenue East
Oskaloosa, Iowa  52577

William A. Krause Revocable Trust (2)                                        86,500            11.5%
4201 Westown Parkway, Suite 320
West Des Moines, Iowa 50266

Athena Capital Management, Inc. (3)                                          51,470             6.8%
621 E. Germantown Pike, Suite 105
Plymouth Valley, Pennsylvania 19401

Robert W. DeCook (4)                                                         85,192            11.2%
301 First Avenue East
Oskaloosa, Iowa  52577

Thomas L. Gillespie (5)                                                      56,142             7.3%
301 First Avenue East
Oskaloosa, Iowa 52577

Gary L. Rozenboom (6)                                                        47,274             6.2%
301 First Avenue East
Oskaloosa, Iowa  52577

Directors and executive officers of the Company and the Bank as a group     241,006            30.4%
(7 persons) (7)

-----------------------
(1) The amount reported represents shares held by the ESOP, all of the shares of which were allocated to accounts of participants. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the voting of shares of Common Stock allocated to his or her account. First Bankers Trust Company, N.A., the trustee of the ESOP, may be deemed to beneficially own the shares of Common Stock held by the ESOP which have not been allocated to the accounts of participants ("unallocated shares"). Unallocated shares will be voted in the same proportion as the voted allocated shares.
(2)      Based on information included in a Schedule 13D/A filed by the William
         A. Krause Revocable Trust (the "WAK Trust"), with the Securities and Exchange Commission (the "SEC") on July 6, 1999. The WAK Trust reported sole voting and investment power with respect to all shares of Common Stock reported in its Schedule 13D.
(3) Based on information included in a Schedule 13G/A filed by Athena Capital Management, Inc. ("ACM") with the SEC on January 30, 2001. The shares of Common Stock to which such Schedule 13G/A relates to are held by ACM, as investment advisor, for its clients, none of whom individually own in excess of five percent. ACM reported shared voting and investment power with respect to all shares of Common Stock reported in its Schedule 13G/A.
(4) Mr. DeCook has reported sole voting and investment power with respect to 25,672 shares of Common Stock and shared power with respect to 56,520 shares of Common Stock beneficially owned by him. Included in the Common Stock beneficially owned by Mr. DeCook are options to purchase 10,360 shares of Common Stock which are exercisable within 60 days of June 30, 2001.
(5) Mr. Gillespie has reported sole voting and investment power with respect to 30,698 shares of Common Stock and shared power with respect to13,200 shares of Common Stock beneficially owned by him. Included in the shares of Common Stock beneficially owned by Mr. Gillespie are options to purchase 15,180 shares of Common Stock which are exercisable within 60 days of June 30, 2001.
(6) Mr. Rozenboom has reported sole voting and investment power with respect to 6,274 shares of Common Stock and shared power with respect to 37,300 shares of Common Stock beneficially owned by him. Included in the Common Stock beneficially owned by Mr. Rozenboom are options to purchase 5,060 shares of Common Stock which are exercisable within 60 days of June 30, 2001.
(7) Includes shares held directly, as well as, jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and investment power. Included in the shares of Common Stock beneficially owned by all directors and executive officers of the Company as a group are options to purchase 40,940 shares of Common Stock which are exercisable within 60 days of June 30, 2001.

Section 16(a) Beneficial Ownership Reporting Compliance.

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's common stock to report their initial ownership of the Company's common stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established by the SEC and the Company is required to disclose in this proxy statement any late filings or failures to file.

         The Company believes, based solely on a review of the copies of such reports furnished to us and written representations relative to the filing of certain forms, that no late reports occurred during the fiscal year ended June 30, 2001. All other Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with.

                       PROPOSAL I - ELECTION OF DIRECTORS

General

         The Company's Board of Directors is currently composed of five members, each of whom is also a director of the Bank. Directors are generally elected to serve for three-year terms or until their respective successors are elected and qualified. The directors are divided into three classes, with approximately one-third of the directors elected annually.

         The table below sets forth certain information, as of the Voting Record Date, regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting "FOR" the election of the nominee identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.


                                                                                                   Shares of
                                                                                     Term of     Common Stock     Percent
                                                                          Director   Office      Beneficially       of
            Name             Age(1)        Position(s) Held               Since(2)   Expires       Owned(3)        Class
--------------------------- -------- ----------------------------------- --------------------- ----------------- --------

                                     NOMINEES

Dwight L. Groves               62    Director                               1995      2004           3,110             *
Gary L. Rozenboom              61    Director                               1982      2004          47,274(4)        6.2%

                                     DIRECTORS CONTINUING IN OFFICE

Robert W. DeCook               59    Chairman of the Board,                 1973      2002          85,192(5)       11.2%
                                     President and Chief
                                     Executive Officer
Thomas L. Gillespie            51    Director and Vice President            1992      2003          56,142(6)        7.3%
Norman P. Zimmerman            68    Director                               1976      2003          29,274(7)        3.9%
------------------------

*        Less than 1%.
(1)      At June 30, 2001.
(2)      Includes service as a director of the Bank.
(3) The nature of beneficial ownership for shares reported in this column is sole voting and investment power, except as otherwise noted in these footnotes. Included in the shares beneficially owned by the named individuals are options to purchase shares of Common Stock as follows:
         Mr. Groves -1,720 shares; Mr. Rozenboom - 5,060 shares; Mr. Gillespie - 15,180 shares; Mr. Zimmerman - 5,060 shares; and Mr. DeCook -10,360 shares which are exercisable within 60 days of June 30, 2001.
(4) Includes 37,300 shares as to which Mr. Rozenboom has reported shared voting and dispositive power.
(5) Includes 56,520 shares as to which Mr. DeCook has reported shared voting and dispositive power.
(6) Includes 13,200 shares as to which Mr. Gillespie has reported shared voting and dispositive power.
(7) Includes 24,214 shares as to which Mr. Zimmerman has reported shared voting and dispositive power.


         The principal occupation of each director of the Company is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

         Dwight L. Groves - Mr. Groves is currently engaged in the business of property management primarily in the Oskaloosa, Iowa area. Prior to his involvement in property management, Mr. Groves spent twenty years in the restaurant business as an owner/operator.

         Gary L. Rozenboom - Mr. Rozenboom has owned and operated a hardwood floor finishing business in Oskaloosa, Iowa since 1972. He has worked at the business since 1951. Mr. Rozenboom has been active in community affairs including serving a term on the Oskaloosa City Council.

         Robert W. DeCook - Mr. DeCook is the President and Chief Executive Officer of the Company, the Bank and the Bank's subsidiary, Horizon Investment Services, Inc. Mr. DeCook is a member of the Bar in the State of Iowa and practiced law for three years in Oskaloosa, Iowa before joining Horizon Federal as a loan officer in 1972 and thereafter being appointed President and Chief Executive Officer in 1976. Mr. DeCook has served as Chairman of the Board of Iowa Title Guarantee, the State's title insurance agency. Mr. DeCook has been the Chairman and a member of the Board of Directors of Iowa's Community Bankers and Chairman of the Legislative Committee of Iowa's Community Bankers. Mr. DeCook received his B.A. degree in Philosophy from Grinnell College in 1964 and his Juris Doctorate from the University of Iowa in 1967.

         Thomas L. Gillespie - Mr. Gillespie joined the Bank as a loan officer in 1976 and was appointed Vice President - Residential Lending and Collections in 1978. Mr. Gillespie graduated from the Savings and Loan Academy of Iowa in 1980 and in 1972 received his B.A. degree in Physical Education with a minor in Science from Simpson College.

         Norman P. Zimmerman - Dr. Zimmerman practiced Dentistry in Oskaloosa for 32 years prior to his retirement in the summer of 1992. Dr. Zimmerman has been very active in church and community affairs in Oskaloosa. He is a former mayor of the City of Oskaloosa, Iowa.

Meetings and Committees of the Board of Directors

         Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 12 times during fiscal 2001. During fiscal 2001, no director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The Board of Directors of the Company has standing Audit, Compensation and Nominating Committees. The Company does not have a standing executive committee.

         The Audit Committee of the Company operates under a written charter adopted by the full Board of Directors, a copy of which is attached as Appendix A to this proxy statement. The Audit Committee is composed of all the members of the Board of Directors, except for Robert W. DeCook and Thomas L. Gillespie. The members of the Audit Committee, are all "independent directors" as defined in the Nasdaq Stock Market rules. This committee is responsible for the review of the company's annual audit report prepared by our independent auditors. The functions of the Audit Committee include:

         o reviewing significant financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

         o ascertaining the existence of effective accounting and internal control systems; and

         o overseeing the entire audit function both internal and independent.

         In fiscal 2001, this committee met 2 times.

         The Compensation Committee is currently composed of Directors Zimmerman, Rozenboom and Groves. This Committee is responsible for administering the Company's 1994 Stock Option and Incentive Plan and the Company's Recognition and Retention Plan. This Committee met 2 times during the fiscal 2001.

         The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. Pursuant to the Company's Bylaws, nominations by stockholders must be delivered in writing to (and be in compliance with the requirements of the Company's Bylaws) and received at the principal executive offices of the Company not less than 30 days prior to the date of the meeting; provided, however, that in the event that less than 40 days notice or prior disclosure of the date of the meeting is given or made to stockholders, to be timely, notice by the stockholder must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

         Meetings and Committees of the Bank. The Bank's Board of Directors meets monthly and may have additional special meetings upon the written request of the Chairman of the Board or at least three directors. The Board of Directors met 12 times during fiscal 2001. During fiscal 2001, no director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The Bank has Standing Salary, Audit and Nominating Committees. The Bank also has other committees, including Loan, Investment, Asset/Liability Management, and Technology Committees, which meet as needed to review various other functions of the Bank.

         The Salary Committee establishes compensation for the officers and employees of the Bank. The current members of this committee are Directors Zimmerman, Rozenboom, and Groves and President DeCook. The Salary Committee met 2 times during fiscal 2001.

         The Bank's Audit Committee selects the Bank's independent accountants and meets with these accountants to discuss the scope and results of the annual audit. This committee, which is composed of Directors Zimmerman, Rozenboom and Groves of the Bank, met twice during fiscal 2001. Each of the members of this committee are "independent directors" as defined in the Nasdaq Stock Market Rules.

         The Bank's Nominating Committee, which consists of the full Board of Directors of the Bank, reviews the terms of the directors and makes nominations for directors to be voted on by the Company, as the sole shareholder of the Bank. This committee met once during fiscal 2001.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Horizon Financial Services Corporation specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

         The Board of Directors has adopted a charter for the Audit Committee, which charter is attached as Appendix A to this proxy statement. The Audit Committee has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended June 30, 2001.

         The Audit Committee of the Board of Directors of the Company serves as the representative of the Board for general oversight of the Company's financial accounting and reporting process, systems of internal controls regarding finance, accounting and legal compliance and monitoring the independence and performance of the Company's independent auditors and internal auditing department. The Company's management has primary responsibility for preparing the Company's financial statements and the Company's financial reporting process. The Company's independent accountants, KPMG LLP, are responsible for expressing an opinion on the conformity of the Company's consolidated financial statements to generally accepted accounting principles.

         The Audit Committee met two times during the 2001 fiscal year.

         As part of its responsibilities, the Audit Committee hereby reports as follows:

         1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

         2. The Audit Committee has discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380).

         3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountants the independent accountants' independence.

         4. Based on the review and discussions referred to in paragraphs 1 through 3 above, the Audit Committee recommended to the Board of Directors of the Company, and the Board has approved, that the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended June 30, 2001, for filing with the Securities and Exchange Commission.

         Each of the members of the Audit Committee is independent as defined under the listing standards of the NASD/AMEX exchange.

         The undersigned members of the Audit Committee have submitted this Report.

                                                            Dwight L. Groves
                                                            Gary L. Rozenboom
                                                            Norman P. Zimmerman

Director Compensation

         Beginning in February 2001,all of the Company's directors began receiving a monthly fee of $100 for serving on the Company's Board of Directors. The directors do not receive any additional compensation for service on any committees. All present members of the Company's Board of Directors are also members of the Bank's Board of Directors. All of the Bank's non-employee directors are paid a fee of $600 for each regular and special meeting attended and receive no additional compensation for service on any committees.

Executive Compensation

         The following table sets forth information regarding compensation paid or granted to the Company's Chief Executive Officer for services rendered during fiscal 2001. No executive officer made in excess of $100,000 (salary plus bonus) during fiscal 2001.

                                  Summary Compensation Table
----------------------------------------------------------------------------------------------------
                                                      Annual Compensation (1)
                                                ----------------------------------      All Other
                                     Fiscal         Salary            Bonus           Compensation
--------------------------------- ------------- -------------- ------------------- -----------------
Name and Principal Position           Year            ($)              ($)                 ($)
Robert W. DeCook, President           2001          $83,050        $   ---            $    ---
and Chief  Executive Officer          2000           80,250          2,408               1,378 (2)
                                      1999           78,700          1,500              16,630
--------------------------------- ------------- -------------- ------------------- -----------------

-------------------

(1) Mr. DeCook did not receive any additional benefits or perquisites which, in the aggregate, exceed the lesser of 10% of his salary and bonus, or $50,000.
(2) Represents the ESOP contribution of $1,171 and life insurance premiums of $207 paid by the Company on behalf of Mr. DeCook.

     The following table provides information as to the value of the options held by the Company's Chief Executive Officer on June 30, 2001, none of which have been exercised. No stock options or stock appreciation rights were granted by the Company during fiscal 2001.


   Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values
-------------------------------------------------------------------------------
                                                         Value of
                               Number of               Unexercised
                              Unexercised              In-the-Money
                              Options at                Options at
                             FY-End (#)(1)            FY-End ($)(2)
-------------------  ----------------------------  ----------------------------
                     Exercisable   Unexercisable   Exercisable   Unexercisable
           Name          (#)            (#)            ($)            ($)
=================== ============= =============== ============= ===============
Robert W. DeCook       10,360           ---          $82,984       $  ----
------------------- ------------- --------------- ------------- ---------------


-------------------
(1) Represents an option to purchase shares of Common Stock. Option amounts have been adjusted to reflect the two-for-one stock split paid in the form of a 100% stock dividend by the Company on November 10, 1997.
(2) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the option granted based upon inter-dealer prices, without retail mark-up, mark-down or commission price of $8.01 per share (such price may not reflect actual transactions) of the Common Stock as reported by the Nasdaq Bulletin Board on June 30, 2001.

Employment Agreement

         The Bank has an employment agreement with Robert W. DeCook for a three year term. The employment agreement provides for an annual base salary as determined by the Board of Directors, but in no event less than Mr. DeCook's current salary, which for fiscal 2001 was $83,050. Salary increases are reviewed not less often than annually thereafter, and are subject to the sole discretion of the Board of Directors. The employment contract provides for an extension for one additional year upon review and authorization by the Board of Directors of the Bank at the end of each year. For the year ended June 30, 2001, the Bank's Board of Directors reviewed and authorized the extension of Mr. DeCook's employment agreement for an additional year.

          The agreement provides for termination upon the employee's death, for cause or upon certain events specified by Office of Thrift Supervision ("OTS") regulations. The employment agreement is terminable by Mr. DeCook upon 90 days notice to the Bank. The employment agreement further provides for payment to the employee of the greater of his salary for the remainder of the term of the agreement, or 299% of the employee's base compensation, in the event there is a "change in control" of the Bank where employment terminates involuntarily in connection with such change in control or within 12 months thereafter. This termination payment, however, is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Internal Revenue Code of 1986, as amended (the "Code") to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five year period or be non-deductible by the Bank for federal income tax purposes. For the purposes of the employment agreement, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss.
574.3 or 4. Such events are generally triggered prior to the acquisition of control of 10% of the Company's Common Stock. The agreement also guarantees participation in an equitable manner in employee benefits applicable to executive personnel.

         Based on his current salary, if Mr. DeCook was terminated as of July 1, 2001, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $236,000.

Certain Transactions

         The Bank, like many financial institutions, has followed a policy of granting to officers, directors and employees loans secured by the borrower's residence and consumer loans. All loans to the Bank's officers and directors are made in the ordinary course of business and on the same terms, including interest rate and collateral, and conditions as those of comparable transactions prevailing at the time, and do not involve more than the normal risk of collectibility or present other unfavorable features.

         All loans by the Bank to its directors and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank. All loans from the Bank to its directors, executive officers or their affiliates are approved or ratified by a majority of the independent and disinterested members of the Bank's Board of Directors.


            PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF AUDITORS

         The Board of Directors has renewed the Company's arrangement for KPMG LLP to be its auditors for the fiscal year ending June 30, 2002, subject to the ratification of the Company's stockholders. A representative of KPMG LLP is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Audit Fees

         Aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company's financial statements for fiscal 2001 and the review of the financial statements included in the Company's quarterly reports on Form 10-QSB for the fiscal year were $42,000.

All Other Fees

         Other than audit fees, the aggregate fees billed to the Company by KPMG LLP for fiscal 2001 were $56,855. The Company did not incur any fees related to financial information systems design and implementation.

         The Audit Committee of the Board of Directors has considered whether the providing of all non-auditing services (and the aggregate fees billed for such services) in fiscal year 2001 by KPMG LLP, the principal independent auditors, is compatible with maintaining the principal auditors' independence.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF KPMG LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2002.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for its 2002 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office located at 301 First Avenue East, Oskaloosa, Iowa 52577, no later than May 24, 2002. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's Certificate of Incorporation and Bylaws, and Delaware law. Otherwise, any stockholder proposal to take action at such meeting must be received at the Company's main office on or before September 24, 2002 (30 days prior to next year's anticipated annual meeting date). In the event that the date of next year's annual meeting changes, a stockholder proposal must be received not later than 30 days prior to the new date of such annual meeting; provided, however, that in the event that less than 40 days notice or prior disclosure of the new date of annual meeting is given or made to stockholders, notice of a proposal by a stockholder to be timely must be received not later than the close of business on the tenth day following the day on which notice of the new date of the annual meeting was mailed or public announcement of the new date of such meeting was first made. All stockholder proposals must also comply with the Company's Certificate of Incorporation and Bylaws, and Delaware law.


                                 ANNUAL REPORTS

         A copy of the Form 10-KSB as filed with the Securities and Exchange Commission will be furnished without charge to stockholders as of the Record Date upon written request to Robert W. DeCook, President and Chief Executive Officer, Horizon Financial Services Corporation, 301 First Avenue East, Oskaloosa, Iowa 52577.


                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                                                      Appendix A

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

                     HORIZON FINANCIAL SERVICES CORPORATION

                                  May 25, 2000


PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the audit committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The audit Committee's primary duties and responsibilities are to:

         Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

         Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

         Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Responsibilities and Duties Section of this Charter.


COMPOSITION

The Audit Committee Shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporations's financials consistent with # 4 in the Review section below.

RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:


Documents/Reports Review

         1. Review and update this Charter periodically, at least annually, as conditions dictate.

         2. Review the organization's annual financial statements and any reports of other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

         3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

         4. Review the financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the committee may represent the entire Committee for purposes of this review.


Independent Accountants

         5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

         6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

         7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.


Financial Reporting Processes

         8. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

         9. Consider the independent accountant's judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

         10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.


Process Improvement

         11. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

         12. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         13. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

         14. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)


Ethical and Legal Compliance

         15. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

         16. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

         17. Review activities, organizational structure, and qualifications of the internal audit department.

         18. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

         19. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

         20. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                 REVOCABLE PROXY

                     HORIZON FINANCIAL SERVICES CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS

                                October 25, 2001

         The undersigned hereby appoints the members of the Board of Directors of Horizon Financial Services Corporation (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting"), to be held on October 25, 2001 at the Company's office located at 301 First Avenue East, Oskaloosa, Iowa at 3:00 p.m., local time, and at any and all adjournments thereof, as follows:


                                                      FOR          WITHHELD
                                                      ---          --------

         I.    The election of Dwight L. Groves
               as a director for a term to expire    [   ]           [   ]
               in the year 2004.

         II.   The election of Gary L. Rozenboom     [   ]           [   ]
               as a director for a term to expire
               in the year 2004.



         -----------------------------------------------------------------------


                                                      FOR     AGAINST    ABSTAIN
                                                      ---     -------    -------

         III.  The ratification of the appointment   [   ]     [   ]      [   ]
               of KPMG LLP as independent auditors
               for the Company for the year ending
               June 30, 2002.

         In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

         The Board of Directors recommends a vote "FOR" the listed proposals.


--------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

--------------------------------------------------------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         This proxy may be revoked at any time before it is voted by filing with the Secretary of the Company, on or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of Company common stock, or by attending the Meeting and voting in person. Attendance at the Meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

         The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of Annual Meeting, a proxy statement dated September 25, 2001 and the Company's Annual Report to Shareholders for the fiscal year ended June 30, 2001.




               Dated:
                     ------------------------



               ------------------------------     ------------------------------
               PRINT NAME OF SHAREHOLDER          PRINT NAME OF SHAREHOLDER



               ------------------------------     ------------------------------
               SIGNATURE OF SHAREHOLDER           SIGNATURE OF SHAREHOLDER


               -----------------------------------------------------------------
               Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.
               -----------------------------------------------------------------

               PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
                                THE ENCLOSED POSTAGE-PAID ENVELOPE
               -----------------------------------------------------------------